3rd Quarter 2014 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION		INTERNATIONAL ENERGY
3	Consolidating Statement of Operations	24	Operating Statistics
5	Consolidating Balance Sheet

REGULATED UTILITIES		COMMERCIAL POWER
7	Consolidating Segment Income	25	Operating Statistics
9	Consolidating Balance Sheet
11	Operating Statistics (Regulated Utilities)	DUKE ENERGY OHIO SUPPLEMENT
13	Operating Statistics (Duke Energy Carolinas)	26	Consolidating Statement of Operations
15	Operating Statistics (Duke Energy Progress)
17	Operating Statistics (Duke Energy Florida)	NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
19	Operating Statistics (Duke Energy Ohio - Electric)
21	Operating Statistics (Duke Energy Ohio - Natural Gas)	28	Duke Energy Corporation
22	Operating Statistics (Duke Energy Indiana)	29	Duke Energy Ohio

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Nine Months Ended September 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power (a)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,656	$—	$—	$(3)	$(104)	$16,549
Nonregulated electric, natural gas and other	—	1,111	195	82	15	1,403
Regulated natural gas	418	—	—	—	(4)	414
Total operating revenues	17,074	1,111	195	79	(93)	18,366
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,940	—	—	—	—	5,940
Fuel used in electric generation and purchased power - nonregulated	—	365	24	26	(5)	410
Cost of natural gas and other	129	51	—	1	—	181
Operation, maintenance and other(b)	3,748	263	154	168	(79)	4,254
Depreciation and amortization	2,075	74	70	86	—	2,305
Property and other taxes	913	7	13	3	—	936
Impairment charges(c)	2	—	94	(15)	—	81
Total operating expenses	12,807	760	355	269	(84)	14,107
Gains on Sales of Other Assets and Other, Net	2	7	—	2	—	11
Operating Income (Loss)	4,269	358	(160)	(188)	(9)	4,270
Other Income and Expenses	206	152	15	33	(16)	390
Interest Expense	816	71	41	302	(18)	1,212
Income (Loss) from Continuing Operations Before Income Taxes	3,659	439	(186)	(457)	(7)	3,448
Income Tax Expense (Benefit)	1,313	74	(116)	(190)	—	1,081
Income (Loss) from Continuing Operations	2,346	365	(70)	(267)	(7)	2,367
Less: Net Income Attributable to Noncontrolling Interest	—	9	—	2	—	11
Segment Income (Loss) / Net Expense	$2,346	$356	$(70)	$(269)	$(7)	$2,356
Loss from Discontinued Operations, Net of Tax(d)						(570)
Net Income Attributable to Duke Energy Corporation						$1,786

(a)
Commercial Power includes Duke Energy's renewables portfolio, OVEC, Beckjord Steam Station, costs related to MISO Transmission Expansion Project (MTEP) and Regional Transmission Expansion Plan (RTEP), and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.
(c)    The amount for Commercial Power relates to the reduction in carrying value of OVEC to zero.
(d)    See page 28 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Statement of Operations
(Unaudited)

	Nine Months Ended September 30, 2013
(in millions)	Regulated Utilities	International Energy	Commercial Power (a)	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$15,402	$—	$5	$52	$(104)	$15,355
Nonregulated electric, natural gas and other	—	1,168	184	61	2	1,415
Regulated natural gas	364	—	—	—	(2)	362
Total operating revenues	15,766	1,168	189	113	(104)	17,132
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,394	—	—	—	—	5,394
Fuel used in electric generation and purchased power - nonregulated	—	362	33	52	(12)	435
Cost of natural gas and other	102	54	—	(24)	—	132
Operation, maintenance and other(b)	3,635	266	173	222	(85)	4,211
Depreciation and amortization	1,678	75	83	104	—	1,940
Property and other taxes	939	8	19	6	—	972
Impairment charges(c)	388	—	—	—	—	388
Total operating expenses	12,136	765	308	360	(97)	13,472
Gains (Losses) on Sales of Other Assets and Other, Net	6	—	1	(4)	—	3
Operating Income (Loss)	3,636	403	(118)	(251)	(7)	3,663
Other Income and Expenses	166	95	9	4	(1)	273
Interest Expense	713	60	45	305	2	1,125
Income (Loss) from Continuing Operations Before Income Taxes	3,089	438	(154)	(552)	(10)	2,811
Income Tax Expense (Benefit)	1,157	128	(100)	(276)	—	909
Income (Loss) from Continuing Operations	1,932	310	(54)	(276)	(10)	1,902
Less: Net Income Attributable to Noncontrolling Interest	—	10	—	2	—	12
Segment Income (Loss) / Net Expense	$1,932	$300	$(54)	$(278)	$(10)	$1,890
Income from Discontinued Operations, Net of Tax(d)						87
Net Income Attributable to Duke Energy Corporation						$1,977

(a)
Commercial Power includes Duke Energy's renewables portfolio, OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(c)
The amount for Regulated Utilities is primarily comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset, a $65 million charge for the write-off of the wholesale portion of the Levy investments and a $22 million charge resulting from the decision to suspend application of two proposed nuclear units at the Harris nuclear station.

(d)	See page 28 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Assets
(Unaudited)

	September 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$108	$1,555	$2	$266	$—	$1,931
Receivables, net	472	206	(9)	185	—	854
Restricted receivables of variable interest entities, net	2,038	—	31	—	—	2,069
Receivables from affiliated companies	501	129	399	12,591	(13,620)	—
Notes receivable from affiliated companies	537	—	120	628	(1,285)	—
Inventory	3,086	85	4	25	—	3,200
Assets held for sale	—	—	335	—	—	335
Regulatory assets	1,143	—	—	89	—	1,232
Other	966	48	212	746	(18)	1,954
Total current assets	8,851	2,023	1,094	14,530	(14,923)	11,575
Investments and Other Assets
Investment in equity method unconsolidated affiliates	3	74	245	28	—	350
Investments and advances (from) to subsidiaries	(278)	(20)	(9)	44,529	(44,222)	—
Nuclear decommissioning trust funds	5,374	—	—	—	—	5,374
Goodwill	15,950	317	64	—	—	16,331
Assets held for sale	—	—	2,718	—	—	2,718
Other	1,960	1,194	159	1,172	(1,198)	3,287
Total investments and other assets	23,009	1,565	3,177	45,729	(45,420)	28,060
Property, Plant and Equipment
Cost	96,489	3,421	2,646	1,584	—	104,140
Accumulated depreciation and amortization	(32,326)	(999)	(317)	(903)	—	(34,545)
Net property, plant and equipment	64,163	2,422	2,329	681	—	69,595
Regulatory Assets and Deferred Debits
Regulatory assets	9,830	—	70	352	—	10,252
Other	96	5	35	38	—	174
Total regulatory assets and deferred debits	9,926	5	105	390	—	10,426
Total Assets	105,949	6,015	6,705	61,330	(60,343)	119,656
Segment reclassifications, intercompany balances and other	(777)	(856)	(509)	(58,386)	60,528	—
Reportable Segment Assets	$105,172	$5,159	$6,196	$2,944	$185	$119,656

DUKE ENERGY CORPORATION
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	September 30, 2014
(in millions)	Regulated Utilities	International Energy	Commercial Power	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,471	$47	$40	$243	$—	$1,801
Accounts payable to affiliated companies	12,597	3	108	875	(13,583)	—
Notes payable to affiliated companies	98	—	550	637	(1,285)	—
Notes payable and commercial paper	—	—	—	1,787	—	1,787
Taxes accrued	841	83	(51)	(169)	—	704
Interest accrued	354	23	2	103	(6)	476
Current maturities of long-term debt	608	8	83	457	—	1,156
Liabilities associated with assets held for sale	—	—	284	—	—	284
Regulatory liabilities	175	—	—	—	—	175
Other	1,298	106	79	436	(51)	1,868
Total current liabilities	17,442	270	1,095	4,369	(14,925)	8,251
Long-Term Debt	26,215	1,028	1,010	10,449	—	38,702
Notes Payable to Affiliated Companies	450	—	—	747	(1,197)	—
Deferred Credits and Other Liabilities
Deferred income taxes	13,336	166	920	(1,433)	—	12,989
Investment tax credits	431	—	—	—	—	431
Accrued pension and post-retirement benefit costs	869	1	30	331	—	1,231
Liabilities associated with assets held for sale	—	—	57	—	—	57
Asset retirement obligations	8,458	2	39	—	—	8,499
Regulatory liabilities	6,170	—	—	50	—	6,220
Other	1,141	73	144	465	—	1,823
Total deferred credits and other liabilities	30,405	242	1,190	(587)	—	31,250
Equity
Total Duke Energy Corporation shareholders' equity	31,437	4,417	3,396	46,383	(44,221)	41,412
Noncontrolling interests	—	58	14	(31)	—	41
Total equity	31,437	4,475	3,410	46,352	(44,221)	41,453
Total Liabilities and Equity	105,949	6,015	6,705	61,330	(60,343)	119,656
Segment reclassifications, intercompany balances and other	(777)	(856)	(509)	(58,386)	60,528	—
Reportable Segment Liabilities and Equity	$105,172	$5,159	$6,196	$2,944	$185	$119,656

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,697	$3,982	$3,832	$999	$2,383	$(237)	$16,656
Regulated natural gas	—	—	—	418	—	—	418
Total operating revenues	5,697	3,982	3,832	1,417	2,383	(237)	17,074
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,669	1,566	1,655	360	945	(255)	5,940
Cost of natural gas	—	—	—	129	—	—	129
Operation, maintenance and other	1,329	1,033	600	310	469	7	3,748
Depreciation and amortization	750	441	410	165	309	—	2,075
Property and other taxes	263	150	266	167	69	(2)	913
Impairment charges	—	—	2	—	—	—	2
Total operating expenses	4,011	3,190	2,933	1,131	1,792	(250)	12,807
Gains on Sales of Other Assets and Other, Net	—	1	—	—	—	1	2
Operating Income	1,686	793	899	286	591	14	4,269
Other Income and Expenses (a)	137	34	17	9	16	(7)	206
Interest Expense	307	172	150	60	127	—	816
Income from Continuing Operations Before Income Taxes	1,516	655	766	235	480	7	3,659
Income Tax Expense	516	241	295	84	169	8	1,313
Segment Income	$1,000	$414	$471	$151	$311	$(1)	$2,346

(a)
Contains equity component of allowance for funds used during construction of $68 million for Duke Energy Carolinas, $17 million for Duke Energy Progress, $1 million for Duke Energy Florida, $3 million for Duke Energy Ohio, and $10 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2013
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,218	$3,750	$3,442	$953	$2,179	$(140)	$15,402
Regulated natural gas	—	—	—	364	—	—	364
Total operating revenues	5,218	3,750	3,442	1,317	2,179	(140)	15,766
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,478	1,440	1,462	327	852	(165)	5,394
Cost of natural gas	—	—	—	102	—	—	102
Operation, maintenance and other	1,283	977	586	328	469	(8)	3,635
Depreciation and amortization	676	393	237	149	227	(4)	1,678
Property and other taxes	282	172	245	180	59	1	939
Impairment charges (a)	—	22	346	—	—	20	388
Total operating expenses	3,719	3,004	2,876	1,086	1,607	(156)	12,136
Gains on Sales of Other Assets and Other, Net	—	1	1	4	—	—	6
Operating Income	1,499	747	567	235	572	16	3,636
Other Income and Expenses (b)	94	43	19	3	14	(7)	166
Interest Expense	255	147	138	46	127	—	713
Income from Continuing Operations Before Income Taxes	1,338	643	448	192	459	9	3,089
Income Tax Expense	502	241	180	70	170	(6)	1,157
Segment Income	$836	$402	$268	$122	$289	$15	$1,932

(a)
Amount for Duke Energy Progress relates to the decision to suspend application of two proposed nuclear units at the Harris nuclear station. Amount for Duke Energy Florida is comprised of a $295 million charge related to the agreement to forego recovery of a portion of the Crystal River Unit 3 regulatory asset and a $65 million charge to write-off the wholesale portion of the Levy investments.

(b)
Primarily due to an equity component of allowance for funds used during construction of $70 million for Duke Energy Carolinas, $33 million for Duke Energy Progress, $6 million for Duke Energy Florida and $11 million for Duke Energy Indiana.

REGULATED UTILITIES
Consolidating Balance Sheet - Assets
(Unaudited)

	September 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Assets
Cash and cash equivalents	$34	$6	$15	$28	$24	$1	$108
Receivables, net	123	72	109	110	54	4	472
Restricted receivables of variable interest entities, net	695	475	403	—	—	465	2,038
Receivables from affiliated companies	117	439	62	547	79	(743)	501
Notes receivable from affiliated companies	339	—	182	117	—	(101)	537
Inventory	973	928	581	139	464	1	3,086
Regulatory assets	388	325	241	42	134	13	1,143
Other	206	261	247	19	210	23	966
Total current assets	2,875	2,506	1,840	1,002	965	(337)	8,851
Investments and Other Assets
Investment in equity method unconsolidated affiliates	—	1	2	—	—	—	3
Investments and advances to (from) subsidiaries	65	(362)	(3)	—	—	22	(278)
Nuclear decommissioning trust funds	2,965	1,626	783	—	—	—	5,374
Goodwill	—	—	—	920	—	15,030	15,950
Other	975	475	259	31	210	10	1,960
Total investments and other assets	4,005	1,740	1,041	951	210	15,062	23,009
Property, Plant and Equipment
Cost	37,670	23,511	14,275	7,155	12,918	960	96,489
Accumulated depreciation and amortization	(12,544)	(8,931)	(4,460)	(2,250)	(4,138)	(3)	(32,326)
Net property, plant and equipment	25,126	14,580	9,815	4,905	8,780	957	64,163
Regulatory Assets and Deferred Debits
Regulatory assets	1,986	2,144	2,631	431	670	1,968	9,830
Other	42	34	42	8	24	(54)	96
Total regulatory assets and deferred debits	2,028	2,178	2,673	439	694	1,914	9,926
Total Assets	34,034	21,004	15,369	7,297	10,649	17,596	105,949
Segment reclassifications, intercompany balances and other	(190)	(563)	(98)	—	(27)	101	(777)
Reportable Segment Assets	$33,844	$20,441	$15,271	$7,297	$10,622	$17,697	$105,172

(a)	In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Consolidating Balance Sheet - Liabilities and Equity
(Unaudited)

	September 30, 2014
(in millions)	Duke Energy Carolinas, LLC	Duke Energy Progress, Inc.	Duke Energy Florida, Inc.	Duke Energy Ohio, Inc.	Duke Energy Indiana, Inc.	Eliminations / Adjustments (a)	Regulated Utilities
Current Liabilities
Accounts payable	$514	$305	$331	$168	$152	$1	$1,471
Accounts payable to affiliated companies	169	232	82	35	—	12,079	12,597
Notes payable to affiliated companies	—	122	—	15	61	(100)	98
Taxes accrued	348	155	167	110	51	10	841
Interest accrued	130	78	65	30	53	(2)	354
Current maturities of long-term debt	7	306	12	197	5	81	608
Regulatory liabilities	31	66	40	10	28	—	175
Other	399	344	370	62	115	8	1,298
Total current liabilities	1,598	1,608	1,067	627	465	12,077	17,442
Long-Term Debt	8,087	5,410	5,090	1,586	3,640	2,402	26,215
Notes Payable to Affiliated Companies	300	—	—	—	150	—	450
Deferred Credits and Other Liabilities
Deferred income taxes	5,742	2,722	2,126	1,270	1,441	35	13,336
Investment tax credits	205	81	1	5	139	—	431
Accrued pension and post-retirement benefit costs	149	311	277	29	104	(1)	869
Asset retirement obligations	3,691	3,206	809	25	30	697	8,458
Regulatory liabilities	2,690	1,796	600	267	811	6	6,170
Other	663	78	270	90	48	(8)	1,141
Total deferred credits and other liabilities	13,140	8,194	4,083	1,686	2,573	729	30,405
Equity	10,909	5,792	5,129	3,398	3,821	2,388	31,437
Total Liabilities and Equity	34,034	21,004	15,369	7,297	10,649	17,596	105,949
Segment reclassifications, intercompany balances and other	(190)	(563)	(98)	—	(27)	101	(777)
Reportable Segment Liabilities and Equity	$33,844	$20,441	$15,271	$7,297	$10,622	$17,697	$105,172

(a)	In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments and restricted receivables related to Cinergy Receivables Company.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	69,281	63,010
Nuclear	51,239	51,431
Hydro	1,701	2,788
Oil & gas	38,060	37,105
Renewable energy	11	11
Total generation (b)	160,292	154,345
Purchased power and net interchange (c)	22,210	22,689
Total sources of energy	182,502	177,034
Less: Line loss and company usage	8,841	8,182
Total GWh Sources	173,661	168,852
Electric Energy Sales (GWh) (d)
Residential	65,064	61,997
General service	58,366	57,163
Industrial	38,973	38,466
Other energy and wholesale	27,633	26,714
Change in unbilled	(920)	(308)
Total GWh Sales	189,116	184,032
Owned MW Capacity (a)
Summer	49,471	49,444
Winter	52,790	52,745
Nuclear Capacity Factor (%) (e)	93	95

(a)	Statistics reflect Duke Energy's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Regulated Utilities)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$7,213	$6,488
General service	4,876	4,558
Industrial	2,397	2,246
Other energy and wholesale (a)	1,716	1,704
Change in unbilled	(67)	(11)
Total Revenues	$16,135	$14,985
Average Number of Customers (in thousands)
Residential	6,272	6,207
General service	941	935
Industrial	19	19
Other energy and wholesale	21	22
Total Average Number of Customers	7,253	7,183

(a)	Net of Joint Dispatch Agreement (JDA) intercompany sales.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	25,684	22,269
Nuclear	32,710	33,625
Hydro	939	1,734
Oil & gas	6,029	6,772
Renewable energy	11	11
Total generation (b)	65,373	64,411
Purchased power and net interchange (c)	5,884	4,901
Total sources of energy	71,257	69,312
Less: Line loss and company usage	3,907	3,929
Total GWh Sources	67,350	65,383
Electric Energy Sales (GWh) (d)
Residential	21,937	20,874
General service	21,685	21,115
Industrial	16,230	15,866
Other energy and wholesale	7,990	8,040
Change in unbilled	(492)	(512)
Total GWh Sales	67,350	65,383
Owned MW Capacity (a)
Summer	19,789	19,729
Winter	20,496	20,463
Nuclear Capacity Factor (%) (e)	94	98

(a)	Statistics reflect Duke Energy Carolinas' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Carolinas)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,306	$2,066
General service	1,744	1,658
Industrial	960	888
Other energy and wholesale	478	433
Change in unbilled	(38)	(28)
Total Revenues	$5,450	$5,017
Average Number of Customers (in thousands)
Residential	2,086	2,066
General service	341	339
Industrial	7	7
Other energy and wholesale	14	13
Total Average Number of Customers	2,448	2,425

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	12,074	11,563
Nuclear	18,529	17,806
Hydro	560	797
Oil & gas	13,365	11,899
Total generation (b)	44,528	42,065
Purchased power and net interchange (c)	4,841	5,317
Total sources of energy	49,369	47,382
Less: Line loss and company usage	1,975	1,621
Total GWh Sources	47,394	45,761
Electric Energy Sales (GWh) (d)
Residential	14,275	13,375
General service	11,767	11,438
Industrial	7,816	8,086
Other energy and wholesale	13,854	12,967
Change in unbilled	(318)	(105)
Total GWh Sales	47,394	45,761
Owned MW Capacity (a)
Summer	12,221	12,231
Winter	13,334	13,240
Nuclear Capacity Factor (%) (e)	93	89

(a)	Statistics reflect Duke Energy Progress' ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

(e)	Statistics reflect 100% of jointly owned stations.

REGULATED UTILITIES
Operating Statistics (Duke Energy Progress)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$1,497	$1,395
General service	1,004	978
Industrial	510	521
Other energy and wholesale	867	743
Change in unbilled	(19)	7
Total Revenues	$3,859	$3,644
Average Number of Customers (in thousands)
Residential	1,255	1,241
General service	223	221
Industrial	4	4
Other energy and wholesale	2	2
Total Average Number of Customers	1,484	1,468

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	9,212	8,262
Oil & gas	18,013	17,505
Total generation (b)	27,225	25,767
Purchased power and net interchange (c)	4,589	5,458
Total sources of energy	31,814	31,225
Less: Line loss and company usage	1,763	2,093
Total GWh Sources	30,051	29,132
Electric Energy Sales (GWh) (d)
Residential	14,654	13,948
General service	11,270	11,110
Industrial	2,444	2,409
Other energy and wholesale	1,222	1,182
Change in unbilled	461	483
Total GWh Sales	30,051	29,132
Owned MW Capacity (a)
Summer	8,929	8,952
Winter	9,948	10,030

(a)	Statistics reflect Duke Energy Florida's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Florida)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$2,026	$1,741
General service	1,183	1,039
Industrial	225	197
Other energy and wholesale	341	419
Change in unbilled	32	25
Total Revenues	$3,807	$3,421
Average Number of Customers (in thousands)
Residential	1,498	1,476
General service	191	189
Industrial	2	2
Other energy and wholesale	1	2
Total Average Number of Customers	1,692	1,669

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	1,977	2,673
Total generation (b)	1,977	2,673
Purchased power and net interchange (c)	1,648	960
Total sources of energy	3,625	3,633
Less: Line loss and company usage	312	246
Total GWh Sources	3,313	3,387
Electric Energy Sales (GWh) (d)
Residential	6,924	6,761
General service	7,273	7,166
Industrial	4,501	4,316
Other energy and wholesale	312	406
Change in unbilled	(242)	(82)
Total GWh Sales	18,768	18,567
Owned MW Capacity (a)
Summer	1,039	1,039
Winter	1,141	1,141

(a)	Statistics reflect Duke Energy Ohio's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

Note: Total GWh Sources will not equal Total GWh Sales. Sources include only Duke Energy Kentucky's regulated generation for all periods. Sales include Duke Energy Ohio's and its subsidiary Duke Energy Kentucky's retail sales. Ohio retail sales are fulfilled through auction purchases under the current ESP.

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Electric)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$552	$532
General service	334	314
Industrial	86	80
Other energy and wholesale	22	17
Change in unbilled	(15)	(7)
Total Revenues	$979	$936
Average Number of Electric Customers (in thousands)
Residential	741	737
General service	86	86
Industrial	3	2
Other energy and wholesale	3	3
Total Average Number of Customers	833	828

REGULATED UTILITIES
Operating Statistics (Duke Energy Ohio - Natural Gas)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
MCF Sales (a)
Residential	31,354,403	28,481,036
General service	19,335,821	17,456,201
Industrial	5,425,634	4,633,841
Other energy and wholesale	15,616,728	15,598,636
Change in unbilled	(5,027,000)	(4,728,000)
Total MCF Sales	66,705,586	61,441,714
Revenues from Distribution of Natural Gas (in millions)
Residential	$284	$251
General service	116	99
Industrial	16	15
Other energy and wholesale	15	13
Change in unbilled	(20)	(18)
Total Revenues	$411	$360
Average Number of Natural Gas Customers (in thousands)
Residential	473	469
General service	43	43
Industrial	2	2
Total Average Number of Customers	518	514

(a)	Represents non-weather normalized billed sales, with gas delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sources of Electric Energy (GWh)
Generated - net output (a)
Coal	20,350	18,243
Hydro	202	257
Gas	637	929
Total generation (b)	21,189	19,429
Purchased power and net interchange (c)	5,248	6,053
Total sources of energy	26,437	25,482
Less: Line loss and company usage	884	293
Total GWh Sources	25,553	25,189
Electric Energy Sales (GWh) (d)
Residential	7,274	7,039
General service	6,371	6,334
Industrial	7,982	7,789
Other energy and wholesale	4,255	4,119
Change in unbilled	(329)	(92)
Total GWh Sales	25,553	25,189
Owned MW Capacity (a)
Summer	7,493	7,493
Winter	7,871	7,871

(a)	Statistics reflect Duke Energy Indiana's ownership share of jointly owned stations.

(b)	Generation by source is reported net of auxiliary power.

(c)	Purchased power includes renewable energy purchases.

(d)	Represents non-weather normalized billed sales, with energy delivered but not yet billed (i.e. unbilled sales) reflected as a single amount and not allocated to the respective retail classes.

REGULATED UTILITIES
Operating Statistics (Duke Energy Indiana)
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Revenues from Generation, Transmission and Distribution of Electricity (in millions)
Residential	$832	$754
General service	611	569
Industrial	616	560
Other energy and wholesale	246	236
Change in unbilled	(27)	(8)
Total Revenues	$2,278	$2,111
Average Number of Customers (in thousands)
Residential	692	687
General service	100	100
Industrial	3	3
Other energy and wholesale	1	2
Total Average Number of Customers	796	792

INTERNATIONAL ENERGY
Operating Statistics
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Sales, Gwh	13,814	14,744
Net proportional megawatt capacity in operation	4,358	4,600

COMMERCIAL POWER
Operating Statistics
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
Generation (GWh)
Coal	867	1,266
Renewable energy	4,112	3,761
Actual plant generation	4,979	5,027
Net proportional megawatt capacity in operation	1,698	2,060

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Nine Months Ended September 30, 2014
	Regulated Utilities		Commercial Power (a)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$716	$283	$—	$(1)	$998
Nonregulated electric, natural gas and other	—	—	17	—	17
Regulated natural gas	329	89	—	—	418
Total operating revenues	1,045	372	17	(1)	1,433
Operating Expenses
Fuel used in electric generation and purchased power - regulated	221	139	—	—	360
Fuel used in electric generation and purchased power - nonregulated	—	—	24	—	24
Cost of natural gas and other	86	43	—	—	129
Operation, maintenance and other(b)	210	100	52	16	378
Depreciation and amortization	132	33	2	—	167
Property and other taxes	158	9	3	—	170
Impairment charges(c)	—	—	94	—	94
Total operating expenses	807	324	175	16	1,322
Operating Income (Loss)	238	48	(158)	(17)	111
Other Income and Expenses	7	2	—	—	9
Interest Expense	48	12	—	—	60
Income (Loss) Before Income Taxes	197	38	(158)	(17)	60
Income Tax Expense (Benefit)	70	14	(57)	(6)	21
Segment Income (Loss) / Net Expense	$127	$24	$(101)	$(11)	$39
Loss from Discontinued Operations, Net of Tax(d)					(597)
Net Loss					$(558)

(a)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(c)	The amount for Commercial Power relates to the reduction in carrying value of OVEC to zero.

(d)	See page 29 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

DUKE ENERGY OHIO SUPPLEMENT
Consolidating Statement of Operations
(Unaudited)

	Nine Months Ended September 30, 2013
	Regulated Utilities		Commercial Power (a)	Other	Duke Energy Ohio
(in millions)	Ohio Transmission& Distribution	Duke Energy Kentucky
Operating Revenues
Regulated electric	$691	$262	$4	$—	$957
Nonregulated electric, natural gas and other	—	—	28	—	28
Regulated natural gas	290	74	—	—	364
Total operating revenues	981	336	32	—	1,349
Operating Expenses
Fuel used in electric generation and purchased power - regulated	219	108	—	—	327
Fuel used in electric generation and purchased power - nonregulated	—	—	32	—	32
Cost of natural gas and other	71	31	—	—	102
Operation, maintenance and other(b)	237	91	64	23	415
Depreciation and amortization	115	34	11	—	160
Property and other taxes	170	10	4	—	184
Total operating expenses	812	274	111	23	1,220
Gain on Sales of Other Assets and Other, net	1	3	—	—	4
Operating Income (Loss)	170	65	(79)	(23)	133
Other Income and Expenses	2	1	—	1	4
Interest Expense	34	12	1	—	47
Income (Loss) before Income Taxes	138	54	(80)	(22)	90
Income Tax Expense (Benefit)	51	19	(29)	(8)	33
Segment Income (Loss) / Net Expense	$87	$35	$(51)	$(14)	$57
Income from Discontinued Operations, Net of Tax(c)					39
Net Income					$96

(a)	Commercial Power includes OVEC, Beckjord Steam Station, costs related to MTEP and RTEP, and corporate allocations that were not classified as discontinued operations.

(b)	The amount for Commercial Power includes corporate costs related to the nonregulated Midwest generation disposal group that were not classified as discontinued operations.

(c)	See page 29 for details of Discontinued Operations related to the nonregulated Midwest generation disposal group.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Corporation
(Unaudited)

	Nine Months Ended September 30,
(in millions)	2014	2013
Operating Revenues	$1,233	$1,369
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	975	919
Cost of coal and other	15	24
Operation, maintenance and other	187	174
Depreciation and amortization	35	105
Property and other taxes	24	18
Impairment charges	847	—
Total operating expenses	2,083	1,240
Gains on Sales of Other Assets and Other, net	2	1
Operating (Loss) Income	(848)	130
Other Income and Expenses	(1)	(1)
Interest Expense	15	3
(Loss) Income before Income Taxes	(864)	126
Income Tax (Benefit) Expense	(321)	43
(Loss) Income from the Nonregulated Midwest Generation Disposal Group	$(543)	$83

Note: This schedule is a supplemental presentation of the components of Income (Loss) from Discontinued Operations, net of tax, as presented on pages 3 and 4. The amounts presented relate only to the nonregulated Midwest generation disposal group.

NONREGULATED MIDWEST GENERATION DISCONTINUED OPERATIONS SUPPLEMENT
Duke Energy Ohio
(Unaudited)

	Nine Months Ended September 30,
(in millions)	2014	2013
Operating Revenues	$853	$1,054
Operating Expenses
Fuel used in electric generation and purchased power - nonregulated	631	691
Cost of coal and other	12	—
Operation, maintenance and other	177	168
Depreciation and amortization	35	105
Property and other taxes	22	17
Impairment charges	878	—
Total operating expenses	1,755	981
Operating (Loss) Income	(902)	73
Other Income and Expenses	—	1
Interest Expense	15	3
(Loss) Income before Income Taxes	(917)	71
Income Tax (Benefit) Expense	(320)	32
(Loss) Income from the Nonregulated Midwest Generation Disposal Group	$(597)	$39

Note: This schedule is a supplemental presentation of the components of Income (Loss) from Discontinued Operations, net of tax, as presented on pages 26 and 27. The amounts presented relate only to the nonregulated Midwest generation disposal group.